Reduction in Force	9 Months Ended
Jul. 03, 2011
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
Note 7– Reduction in Force

On April 1, 2010 and June 24, 2010, the Company reduced its workforce by approximately 9 and 15 full-time regular employees, respectively, who were solely or partially dedicated to its periscope production line and supporting functions. The Company also eliminated 2 full-time contract labor employees during April 2010. These reductions in force were made in anticipation of decreased production quantities on its periscope lines in the next fiscal quarter and are intended to reduce the monthly cash burn while maintaining current profit margins on the remaining periscope business. On March 7, 2011 the Company reduced its workforce by 8 full time employees, as a result of the wind-down and completion of one of the Company’s major Howitzer contracts in March 2011.